#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D February 4, 2026 4Q25 Earnings Presentation Exhibit 99.2

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D Forward looking statements Under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, statements in this presentation that are not historical facts are forward-looking statements. These forward-looking statements are only estimates or predictions based on our management's beliefs and assumptions and on information currently available to our management. Forward-looking statements include our statements regarding the announced merger with Sun Country Airlines, future airline operations, revenue, expenses and earnings, available seat mile growth, expected capital expenditures, the cost of fuel, the timing of aircraft acquisitions and retirements, the number of contracted aircraft to be placed in service in the future, our ability to consummate announced aircraft transactions, estimated tax rate, as well as other information concerning future results of operations, business strategies, financing plans, industry environment and potential growth opportunities. Forward-looking statements include all statements that are not historical facts and can be identified by the use of forward-looking terminology such as the words "believe," "expect," “guidance,” "anticipate," "intend," "plan," "estimate", “project”, “hope” or similar expressions. Forward-looking statements involve risks, uncertainties and assumptions. Actual results may differ materially from those expressed in the forward-looking statements. Important risk factors that could cause our results to differ materially from those expressed in the forward-looking statements generally may be found in our periodic reports filed with the Securities and Exchange Commission at www.sec.gov. These risk factors include, without limitation, regulatory reviews of, and production limits on, Boeing impacting our aircraft delivery schedule, an accident involving, or problems with, our aircraft, public perception of our safety, our reliance on our automated systems, our reliance on Boeing to deliver aircraft under contract to us on a timely basis, risk of breach of security of personal data, volatility of fuel costs, labor issues and costs, the ability to obtain regulatory approvals as needed in connection with our fleet and network, the effect of economic conditions on leisure travel, debt covenants and balances, the impact of government regulations on the airline industry, the ability to finance aircraft to be acquired, the ability to obtain necessary government approvals to prepare to offer international service, terrorist attacks, risks inherent to airlines, our competitive environment, our reliance on third parties who provide facilities or services to us, the impact of the possible loss of key personnel, economic and other conditions in markets in which we operate, increases in maintenance costs and availability of outside maintenance contractors to perform needed work on our aircraft on a timely basis and at acceptable rates, cyclical and seasonal fluctuations in our operating results, and the perceived acceptability of our environmental, social and governance efforts, the occurrence of any event, change or other circumstance that could give rise to the right of one or both of Allegiant or Sun Country to terminate the definitive merger agreement for the Sun Country acquisition; the risk that potential legal proceedings may be instituted against Allegiant or Sun Country and result in significant costs of defense, indemnification or liability; the possibility that the Sun Country acquisition does not close when expected or at all because required stockholder approvals, required regulatory approvals or other conditions to closing are not received or satisfied on a timely basis or at all (and the risk that such regulatory approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction); the risk that the combined company will not realize expected benefits, cost savings, accretion, synergies and/or growth from the Sun Country acquisition or that any of the foregoing may take longer to realize or be more costly to achieve than expected; disruption to the parties' businesses as a result of the announcement and pendency of the Sun Country acquisition; the costs associated with the anticipated length of time of the pendency of the Sun Country acquisition, including the restrictions contained in the definitive merger agreement on the ability of each of Sun Country and Allegiant to operate their respective businesses outside the ordinary course consistent with past practice during the pendency of the Sun Country acquisition; the diversion of Allegiant's and Sun Country's respective management teams' attention and time from ongoing business operations and opportunities on acquisition- related matters; the risk that the integration of Sun Country's operations will be materially delayed or will be more costly or difficult than expected or that Allegiant is otherwise unable to successfully integrate Sun Country's businesses into its businesses; the possibility that the Sun Country acquisition may be more expensive to complete than anticipated, including as a result of unexpected factors or events; reputational risk and potential adverse reactions of Allegiant's or Sun Country's customers, suppliers, employees, labor unions or other business partners, including those resulting from the announcement or completion of the Sun Country acquisition; and the dilution caused by Allegiant's issuance of additional shares of its common stock in connection with the consummation of the Sun Country acquisition. Any forward-looking statements are based on information available to us today and we undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise. 2

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 3 Greg Anderson Chief Executive Officer

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 4 Strong Finish to 2025 Reinforces the Durability of Our Model • Financial results exceeded our original expectations Even after accounting for higher fuel costs vs original expectations • Strong leisure demand throughout the quarter TRASM (2.6%) y/y on 10.5% capacity growth • Disciplined cost execution delivered a strong operating margin On a GAAP basis, 4Q25 operating margin of 10.2% Adjusted airline-only, 4Q25 operating margin of 12.9%1 • Controllable completion 99.9% Even as we increased peak flying in the quarter • Second-best US airline overall & best airline in lowest cancel rate, least number of mishandled bags, and fewest instances of involuntarily bumping passengers Wall Street Journal (1) All adjusted numbers are non-GAAP. Please see the appendix for a reconciliation of each non- GAAP number to the most comparable GAAP measure. Please see the earnings release for discussion as to why management believes presentation of these non-GAAP figures to be useful to investors

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 5 Structural Progress Is Strengthening Earnings Operational & Platform Enablers Commercial & Financial Execution • 737 MAX fleet integration ~20% fuel burn advantage compared to A320 Growing share of flying provides margin tailwind • Technology modernization Transitioned away from proprietary systems Leveraging state-of-the-art technology stack • Commercial momentum Allegiant Extra performing well Loyalty engagement rising • Cost & balance sheet discipline CASMex down (6%) in FY25 Net leverage reduced to 2.3x

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 6 Resilient Leisure Demand Sets Up Margin Expansion in 2026 • Leisure demand remains strong Holiday strength carried into January • No fleet growth in 2026 We’ll lean into existing infrastructure and initiatives to drive TRASM • Earning the right to grow Balancing growth with profitability 12.9% 9.3% 8.6% (3.1%) 1Q25A 2Q25A 3Q25A 4Q25A 1Q26E Adjusted Airline-Only Operating Margin1 1Q25 - 1Q26E Midpoint of current guide 13.5% $5.07 > $8.00 FY25A FY26E Adjusted Airline-Only Diluted Earnings per Share1 FY25A - FY26E (1) All adjusted numbers are non-GAAP. Please see the appendix for a reconciliation of each non-GAAP number to the most comparable GAAP measure. Please see the earnings release for discussion as to why management believes presentation of these non-GAAP figures to be useful to investors

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D Well Positioned to Build the Leading U.S. Leisure Airline • Accelerates scale in leisure • Positions us to lead the segment • Cultural alignment • Similar fleet types • Minimal network overlap • Shared/complementary technology stack • Integration plan underway • Capture synergies efficiently • Protect operational excellence • Preserve each airline’s strengths Why this deal Reduced integration risk Execution

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 8 Drew Wells Executive Vice President, Chief Commercial Officer

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 9 Building Momentum Through Year-End 2,441 2,546 FY24A FY25A Airline Total Revenue ($mm) FY25 vs FY24 • FY25 airline revenue exceeded $2.5B Up ~4.3% year-over-year and a record for Allegiant • 4Q delivered record revenue and fixed-fee contribution ~$656M airline revenue (+7.6% YoY) and $25.5M fixed fee (record) • Revenue growth remained resilient despite a challenging macro backdrop Growth strategy delivered strong full-year results • Revenue mix continued to diversify and strengthen Fixed-fee and ancillary contributions supported earnings quality 610 656 4Q24A 4Q25A Airline Total Revenue ($mm) 4Q24 vs 4Q25 +4.3% y/y +7.6% y/y

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 10 TRASM Held Up on Double-Digit Capacity Growth (2.6%) 10.5% 4Q25A - Scheduled Service ASM & TRASM Year-Over-Year • 4Q unit revenue performance remained resilient TRASM of 12.67¢ (–2.6%) on +10.5% scheduled ASMs • Load factor improved year-over-year +1.0pt YoY, supporting growth-adjusted unit revenue trends • Holiday unit revenue strengthened and shifted into 1Q Thanksgiving slightly higher YoY; Christmas/New Year modestly higher YoY with demand spilling into January 80.2% 81.2% 4Q24A 4Q25A Schedule Service Load Factor 4Q25 vs 4Q24 +1pt y/y ASM TRASM

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 11 2026: Flat ASMs, MAX Economics Tailwind, and Strong 1Q Demand Setup • Capacity sculpting continues with full-year ASMs ~flat FY26 ASMs ~(0.5%) YoY; growth ramps in 2H as cadence normalizes • MAX aircraft delivering better per-hour economics ~20% better on peak days and ~10% better off-peak vs top A320 lines; increased utilization supports upside • New markets return at meaningful levels in 2026 19 markets start in 1Q and 20 more in 2Q; ~10% of 2Q/3Q ASMs in first 12 months • Card program trends remain strong 4 of last 5 months double-digit YoY acquisition growth with strong cardholder spend; ~$140M remuneration FY25 • 1Q revenue tailwinds from demand and calendar shifts Holiday travel shifted into January; early Easter supports late March; storms ~$2M headwind with limited TRASM impact 10.0% 20.0% Off-Peak Days Peak Days 737 MAX vs A320 Economics Economics = Revenue per hour less fuel 737 MAX flew ~30% more than top A320 tails in 4Q

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 12 Robert Neal President and Chief Financial Officer

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 21.8% 18.1% 18.3% 7.5% 1Q25A 2Q25A 3Q25A 4Q25A 13 Strong Finish Caps Airline-Driven Full-Year Earnings • GAAP consolidated net income of $31.9 million in 4Q25 Resulting in diluted earnings per share (EPS) of $1.73 • GAAP consolidated net loss of ($44.7) million in FY25 Resulting in diluted loss per share (EPS) of ($2.48) • Adjusted consolidated net income of $70.3 million1 in FY25 Resulting in diluted earnings per share (EPS) of $3.801 • Airline segment adjusted net income of $50.1 million1 in 4Q25 Resulting in adjusted airline-only diluted EPS of $2.721 for the quarter • Airline segment adjusted net income of $93.8 million1 in FY25 Resulting in adjusted airline-only diluted EPS of $5.071 for the year Airline Only, Adjusted EBITDA Margin1 1Q25 - 4Q25 (1) All adjusted numbers are non-GAAP. Please see the appendix for a reconciliation of each non-GAAP number to the most comparable GAAP measure. Please see the earnings release for discussion as to why management believes presentation of these non-GAAP figures to be useful to investors 16.8% FY25 margin 143 121 122 42 1Q25A 2Q25A 3Q25A 4Q25A Airline-Only, Adjusted EBITDA ($mm) 1Q25 - 4Q25 $428 FY25 adj. EBITDA

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D (3.4%) (9.0%) (6.7%) (4.7%) 1Q25A 2Q25A 3Q25A 4Q25A 14 Infrastructure Scale Drives Meaningful CASMex Progress • Fourth quarter fuel cost averaged $2.61 per gallon Slightly above our expectations • Adjusted airline non-fuel unit costs (CASMex) were 8.01 cents in 4Q25 A 3.4% year-over-year improvement • Adjusted airline non-fuel unit costs (CASMex) were 8.04 cents in FY25 A 6.1% year-over-year improvement • 2025 cost initiatives provide a buffer as capacity moderates in 2026 We expect unit revenue increases to exceed CASMex increases on a full-year basis Year-Over-Year, CASMex Fuel and Special Charges1 1Q25 - 4Q25 (1) All adjusted numbers are non-GAAP. Please see the appendix for a reconciliation of each non-GAAP number to the most comparable GAAP measure. Please see the earnings release for discussion as to why management believes presentation of these non-GAAP figures to be useful to investors (6.1%) FY25 CASMex 2.61 2.61 2.42 2.56 1Q25A 2Q25A 3Q25A 4Q25A Average Fuel Cost per Gallon ($) 1Q25 - 4Q25 2.55 FY25 CPG 14.2% 15.7% 9.7% 10.2% ASM YoY

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 15 Strengthening the Balance Sheet for Future Growth • Ended the quarter with $1.1 billion in available liquidity Including $838.5 million in cash and investments and $250 million in revolver capacity • Strong liquidity position, with cash & investments at 32% full-year revenues Among the highest liquidity ratios in the industry • Net leverage improved sequentially, ending the quarter at 2.3x Continued to make meaningful progress on debt reduction, including $224.3mm in voluntary prepayments during the quarter • Ended the year with total debt just under $1.8 billion Down from $2.1 billion at the end of the third quarter • CapEx during the quarter totaled $56.7 million Including $35.9mm of aircraft-related spend and $20.8mm in other airline spend • Deferred heavy maintenance during the quarter totaled $11.5 million 4.1x 3.2x 2.6x 2.6x 2.6x 2.3x 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 Net Leverage (Net Debt / Adj. EBITDA) 3Q24 - 4Q25 33% 34% 37% 34% 40% 32% 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 Cash & Equivalents as % of TTM Airline Revenue 3Q24 - 4Q25

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 16 2026 Fleet Plan & CapEx • Ended the year with 123 aircraft in the fleet Including 16 737 MAX aircraft • We expect to place in service 9 737 MAX aircraft in 2026 • We expect to retire 9 Airbus aircraft in 2026 • We estimate FY26 CapEx of approximately $750 million $580 million of aircraft-related CapEx, based on current delivery expectations $85 million of deferred heavy maintenance $85 million other capex Aircraft Fleet Plan by End of Period 4Q25A 1Q26E 2Q26E 3Q26E 4Q26E B737-8200 (190 seats) 16 17 20 21 25 A320 (180 seats) 71 71 71 71 71 A320 (177 seats) 8 7 6 5 - A319 (156 seats) 28 28 28 27 27 Total 123 123 125 124 123 The table above is management's best estimate and is provided based on the Company’s current plans and is subject to change. The numbers include aircraft expected to be in service at the end of each period and exclude both aircraft that we expect to take delivery of but not to be placed in service until a subsequent period as well as aircraft in temporary storage.

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 17 Outlook summary 1Q26 System ASMs – y/y change (~5.7%) Scheduled service ASMs – y/y change (~5.7%) Fuel cost per gallon $2.60 Operating margin, excluding special charges(1) 12.0% to 15.0% Earnings per share, excluding special charges(1) $2.50 to $3.50 First Quarter Guidance FY 2026 Aircraft-related capital expenditures (2) (millions) $570 to $590 Capitalized deferred heavy maintenance (millions) $80 to $90 Other airline capital expenditures (millions) $80 to $90 Recurring principal payments (millions) (3) $135 to $145 Full-Year CapEx (1) Denotes a non-GAAP financial measure for which no reconciliation to GAAP is provided as described in the earnings release. (2) Aircraft-related capital expenditures includes the purchase of aircraft, engines, induction costs, and pre-delivery deposits. This amount excludes capitalized interest related to pre-delivery deposits on new aircraft. Estimated capital expenditures are based on management's best estimate around aircraft deliveries, which differs from our contractual obligations. (3) Does not include repayment of pre-delivery deposit debt facilities due on delivery of aircraft. (4) Includes gross interest expense. (5) Includes capitalized interest related to pre-delivery deposits on new aircraft. FY 2026 System ASMs – y/y change (~0.5%) Scheduled service ASMs – y/y change (~0.5%) Fuel cost per gallon ~$2.50 Earnings per share, excluding special charges(1) >$8.00 Interest Expense (4) (millions) $125 to $135 Capitalized Interest (5) (millions) ($10) to ($20) Interest Income (millions) $25 to $35 Full-Year

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D Q&A 18

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D Q&A 19 Appendix

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 20 Non-GAAP Financial Measures Reconciliation 1. Denotes non-GAAP figure 2. In 2025 and 2024, we recognized certain expenses as special charges related to Airline activities (including accelerated depreciation on airframes identified for early retirement, accelerated amortization and disposal of software identified for redevelopment, CBA ratification bonuses, corporate restructuring costs, and costs related to the Sun Country Airlines acquisition), the sale of Sunseeker Resort and Aileron Golf Course, and weather-related damages at Sunseeker Resort (net of recoveries). The adjusted numbers in this earnings release exclude the effect of these special charges. 3. In 2025, the Company incurred losses on debt extinguishment related to prepayment of debt facilities. These are added back in the adjusted results where applicable. * Note that amounts may not recalculate due to rounding Three Months Ended December 31, 2025 Consolidated Airline Sunseeker GAAP Adjustments(2)(3) Adjusted (Non- GAAP)(1) GAAP Adjustments(2)(3) Adjusted (Non- GAAP)(1) GAAP Adjustments(2) Adjusted (Non- GAAP)(1) Total operating revenues $ 656.2 $ — $ 656.2 $ 656.2 $ — $ 656.2 $ — $ — $ — Total operating expenses 589.3 (17.9) 571.5 596.1 (24.6) 571.5 (6.8) 6.8 — Operating income $ 66.8 $ 17.9 $ 84.7 $ 60.1 $ 24.6 $ 84.7 $ 6.8 $ (6.8) $ — Operating margin (percent) 10.2 12.9 9.2 12.9 NM NM Interest expense $ 35.6 $ (3.4) $ 32.2 $ 35.6 $ (3.4) $ 32.2 $ — $ — $ — INCOME BEFORE INCOME TAXES $ 43.9 $ 21.2 $ 65.1 $ 37.1 $ 28.0 $ 65.1 $ 6.8 $ (6.8) $ — Reconciliation of adjusted operating expenses, adjusted operating income, adjusted operating margin, adjusted interest expense, and adjusted income before income taxes (millions)

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 21 Non-GAAP Financial Measures Reconciliation 1. Denotes non-GAAP figure 2. In 2025 and 2024, we recognized certain expenses as special charges related to Airline activities (including accelerated depreciation on airframes identified for early retirement, accelerated amortization and disposal of software identified for redevelopment, CBA ratification bonuses, corporate restructuring costs, and costs related to the Sun Country Airlines acquisition), the sale of Sunseeker Resort and Aileron Golf Course, and weather-related damages at Sunseeker Resort (net of recoveries). The adjusted numbers in this earnings release exclude the effect of these special charges. 3. In 2025, the Company incurred losses on debt extinguishment related to prepayment of debt facilities. These are added back in the adjusted results where applicable. * Note that amounts may not recalculate due to rounding Twelve Months Ended December 31, 2025 Consolidated Airline Sunseeker GAAP Adjustments(2)(3) Adjusted (Non- GAAP)(1) GAAP Adjustments(2)(3) Adjusted (Non- GAAP)(1) GAAP Adjustments(2) Adjusted (Non- GAAP)(1) Total operating revenues $ 2,606.6 $ — $ 2,606.6 $ 2,545.9 $ — $ 2,545.9 $ 60.7 $ — $ 60.7 Total operating expenses 2,569.4 (137.7) 2,431.7 2,402.0 (43.5) 2,358.5 167.4 (94.2) 73.2 Operating income (loss) $ 37.2 $ 137.7 $ 174.9 $ 143.9 $ 43.5 $ 187.4 $ (106.7) $ 94.2 $ (12.5) Operating margin (percent) 1.4 6.7 5.7 7.4 NM (20.7) Interest expense $ 150.2 $ (7.9) $ 142.3 $ 126.8 $ (4.5) $ 122.3 $ 23.5 $ (3.4) $ 20.1 INCOME (LOSS) BEFORE INCOME TAXES $ (54.9) $ 145.6 $ 90.7 $ 75.3 $ 48.0 $ 123.3 $ (130.2) $ (97.6) $ (32.6) Reconciliation of adjusted operating expenses, adjusted operating income (loss), adjusted operating margin, adjusted interest expense, and adjusted income (loss) before income taxes (millions)

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 22 Non-GAAP Financial Measures Reconciliation Three Months Ended December 31, 2025 Three Months Ended December 31, 2024 Amount Per Share Amount Per Share Net income (loss) as reported (GAAP) $ 31.9 $ (216.2) Less: Net income allocated to participating securities (0.4) - Net income (loss) attributable to common stock (GAAP) $ 31.5 $ 1.73 $ (216.2) $ (12.00) Plus: Net income allocated to participating securities 0.4 0.02 - - Plus: Loss on extinguishment of debt(3) 3.4 0.19 - - Plus: Sunseeker loss (income) before income taxes (6.8) (0.37) 346.6 19.24 Plus: Special charges, net of recoveries(2) 24.6 1.35 2.7 0.15 Plus: Loss on disposition of investment(4) - - 1.2 0.07 Minus: Income tax effect of adjustments above (3.1) (0.17) (78.6) (4.36) Adjusted airline-only net income(1) $ 50.1 $ 55.6 Less: Adjusted airline-only net income allocated to participating securities (0.6) (0.03) (1.5) (0.08) Effect of dilutive securities - - Adjusted airline-only net income attributable to common stock(1) $ 49.5 $ 2.72 $ 54.1 $ 3.00 Shares used for diluted computation (GAAP) (thousands) 18,188 18,014 Shares used for diluted computation (adjusted) (thousands) 18,188 18,021 Reconciliation of adjusted airline-only earnings (loss) per share and adjusted airline-only net income (loss) (millions except share and per share amounts) 1. Denotes non-GAAP figure 2. In 2025 and 2024, we recognized certain expenses as special charges related to Airline activities (including accelerated depreciation on airframes identified for early retirement, accelerated amortization and disposal of software identified for redevelopment, CBA ratification bonuses, corporate restructuring costs, and costs related to the Sun Country Airlines acquisition), the sale of Sunseeker Resort and Aileron Golf Course, and weather-related damages at Sunseeker Resort (net of recoveries). The adjusted numbers in this earnings release exclude the effect of these special charges. 3. In 2025, the Company incurred losses on debt extinguishment related to prepayment of debt facilities. These are added back in the adjusted results where applicable. 4. In fourth quarter 2024, the Company incurred a $1.2M non-operating loss on the sale of an investment which is being added back for comparison purposes in our adjusted results figures. * Note that amounts may not recalculate due to rounding

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 23 Non-GAAP Financial Measures Reconciliation Twelve Months Ended December 31, 2025 Twelve Months Ended December 31, 2024 Amount Per Share Amount Per Share Net loss as reported (GAAP) $ (44.7) $ (240.2) Less: Net income allocated to participating securities - (0.6) Net loss attributable to common stock (GAAP) $ (44.7) $ (2.48) $ (240.9) $ (13.49) Plus: Net income allocated to participating securities - - 0.6 0.03 Plus: Loss on extinguishment of debt(3) 4.5 0.25 - - Plus: Sunseeker loss before income taxes 130.2 7.21 402.7 22.56 Plus: Special charges, net of recoveries(2) 43.5 2.41 45.3 2.54 Plus: Loss on disposition of investment(4) - - 1.2 0.07 Minus: Income tax effect of adjustments above (39.7) (2.20) (101.4) (5.68) Adjusted airline-only net income(1) $ 93.8 $ 107.5 Less: Adjusted airline-only net income allocated to participating securities (1.9) (0.11) (2.9) (0.16) Effect of dilutive securities (0.02) (0.02) Adjusted airline-only net income attributable to common stock(1) $ 91.9 $ 5.07 $ 104.6 $ 5.84 Shares used for diluted computation (GAAP) (thousands) 18,050 17,852 Shares used for diluted computation (adjusted) (thousands) 18,127 17,913 Reconciliation of adjusted airline-only earnings (loss) per share and adjusted airline-only net income (loss) (millions except share and per share amounts) 1. Denotes non-GAAP figure 2. In 2025 and 2024, we recognized certain expenses as special charges related to Airline activities (including accelerated depreciation on airframes identified for early retirement, accelerated amortization and disposal of software identified for redevelopment, CBA ratification bonuses, corporate restructuring costs, and costs related to the Sun Country Airlines acquisition), the sale of Sunseeker Resort and Aileron Golf Course, and weather-related damages at Sunseeker Resort (net of recoveries). The adjusted numbers in this earnings release exclude the effect of these special charges. 3. In 2025, the Company incurred losses on debt extinguishment related to prepayment of debt facilities. These are added back in the adjusted results where applicable. 4. In fourth quarter 2024, the Company incurred a $1.2M non-operating loss on the sale of an investment which is being added back for comparison purposes in our adjusted results figures. * Note that amounts may not recalculate due to rounding

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 24 Non-GAAP Financial Measures Reconciliation Three Months Ended December 31, Twelve Months Ended December 31, Consolidated EBITDA and adjusted consolidated EBITDA (millions) 2025 2024 2025 2024 Net income (loss) as reported (GAAP) $ 31.9 $ (216.2) $ (44.7) $ (240.2) Interest expense, net 22.9 16.4 90.9 67.0 Income tax expense (benefit) 12.0 (65.5) (10.2) (68.2) Depreciation and amortization 58.4 65.1 249.2 258.3 Consolidated EBITDA(1) $ 125.2 $ (200.1) $ 285.2 $ 16.8 Special charges(2) 17.9 328.1 137.7 368.1 Loss on disposition of investment(4) - 1.2 1.2 Adjusted consolidated EBITDA(1)(2) $ 143.1 $ 129.2 $ 423.0 $ 386.2 Adjusted airline-only EBITDA (millions) Airline income before income taxes as reported (GAAP) $ 37.1 $ 64.9 $ 75.3 $ 94.3 Airline special charges(2) 24.6 2.7 43.5 45.3 Loss on disposition of investment(4) - 1.2 - 1.2 Airline interest expense, net 22.9 11.9 67.5 46.5 Airline depreciation and amortization 58.4 58.6 242.0 231.8 Adjusted airline-only EBITDA(1)(2) $ 143.1 $ 139.2 $ 428.3 $ 419.1 1. Denotes non-GAAP figure 2. In 2025 and 2024, we recognized certain expenses as special charges related to Airline activities (including accelerated depreciation on airframes identified for early retirement, accelerated amortization and disposal of software identified for redevelopment, CBA ratification bonuses, corporate restructuring costs, and costs related to the Sun Country Airlines acquisition), the sale of Sunseeker Resort and Aileron Golf Course, and weather-related damages at Sunseeker Resort (net of recoveries). The adjusted numbers in this earnings release exclude the effect of these special charges. 4. In fourth quarter 2024, the Company incurred a $1.2M non-operating loss on the sale of an investment which is being added back for comparison purposes in our adjusted results figures. * Note that amounts may not recalculate due to rounding

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 25 Non-GAAP Financial Measures Reconciliation Three Months Ended December 31, Twelve Months Ended December 31, Adjusted airline-only operating CASM excluding fuel and special charges (mm) 2025 2024 2025 2024 Consolidated operating expenses (GAAP) $ 589.3 $ 891.7 $ 2,569.4 $ 2,752.6 Minus: Sunseeker operating expenses (6.8) 360.0 167.4 453.9 Airline-only operating expenses 596.1 531.8 2,402.0 2,298.7 Minus: airline special charges(2) 24.6 2.7 43.5 45.3 Minus: fuel expenses 156.4 139.4 639.7 627.8 Adjusted airline-only operating expenses, excluding fuel and special charges(1) $ 415.1 $ 389.6 $ 1,718.8 $ 1,625.6 System available seat miles (millions) 5,179.1 4,698.0 21,369.5 18,984.7 Airline-only cost per available seat mile (cents) 11.51 11.32 11.24 12.11 Adjusted airline-only cost per available seat mile excluding fuel and special charges (cents) 8.01 8.29 8.04 8.56 1. Denotes non-GAAP figure 2. In 2025 and 2024, we recognized certain expenses as special charges related to Airline activities (including accelerated depreciation on airframes identified for early retirement, accelerated amortization and disposal of software identified for redevelopment, CBA ratification bonuses, corporate restructuring costs, and costs related to the Sun Country Airlines acquisition), the sale of Sunseeker Resort and Aileron Golf Course, and weather-related damages at Sunseeker Resort (net of recoveries). The adjusted numbers in this earnings release exclude the effect of these special charges. * Note that amounts may not recalculate due to rounding

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 26 Non-GAAP Financial Measures Reconciliation Twelve Months Ended December 31, 2025 Twelve Months Ended December 31, 2024 Amount Per Share Amount Per Share Net loss as reported (GAAP) $ (44.7) $ (240.2) Less: Net income allocated to participating securities - (0.6) Net loss attributable to common stock (GAAP) $ (44.7) $ (2.48) $ (240.9) $ (13.49) Plus: Net income allocated to participating securities - - 0.6 0.03 Plus: Loss on extinguishment of debt(3) 7.9 0.44 - - Plus: Special charges, net of recoveries(2) 137.7 7.63 368.1 20.62 Plus: Loss on disposition of investment(4) - - 1.2 0.07 Plus (Minus): Income tax effect of adjustments above (30.6) (1.69) (83.4) (4.67) Adjusted net income(1) $ 70.3 $ 45.7 Less: Adjusted consolidated net income allocated to participating securities (1.4) (0.08) (1.2) (0.07) Effect of dilutive securities (0.02) 0.01 Adjusted net income attributable to common stock(1) $ 68.9 $ 3.80 $ 44.4 $ 2.48 Shares used for diluted computation (GAAP) (thousands) 18,050 17,852 Shares used for diluted computation (adjusted) (thousands) 18,127 17,913 Reconciliation of adjusted consolidated earnings (loss) per share and adjusted consolidated net loss (millions except share and per share amounts) 1. Denotes non-GAAP figure 2. In 2025 and 2024, we recognized certain expenses as special charges related to Airline activities (including accelerated depreciation on airframes identified for early retirement, accelerated amortization and disposal of software identified for redevelopment, CBA ratification bonuses, corporate restructuring costs, and costs related to the Sun Country Airlines acquisition), the sale of Sunseeker Resort and Aileron Golf Course, and weather-related damages at Sunseeker Resort (net of recoveries). The adjusted numbers in this earnings release exclude the effect of these special charges. 3. In 2025, the Company incurred losses on debt extinguishment related to prepayment of debt facilities. These are added back in the adjusted results where applicable. 4. In fourth quarter 2024, the Company incurred a $1.2M non-operating loss on the sale of an investment which is being added back for comparison purposes in our adjusted results figures. * Note that amounts may not recalculate due to rounding